UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2026

Dana Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3939 Technology Drive, Maumee, Ohio 43537
(Address of principal executive offices, including zip code)

(419) 887-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, $.01 par value	DAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2026, Dana Incorporated (the “Company”) announced the appointment of Byron Foster to the position of President and Chief Executive Officer (“CEO”) of the Company, effective July 1, 2026. The Board of Directors (the “Board”) also elected Mr. Foster to the Board, effective February 11, 2026. R. Bruce McDonald will continue to serve as CEO until Mr. Foster’s effective date and will continue to serve as Chairman of the Board thereafter.

Mr. Foster, 57, currently serves as the Company’s Senior Vice President and President, Light Vehicle Systems. He joined the Company in 2021 as Senior Vice President and Chief Commercial, Marketing, and Communications Officer and later that year assumed his current role. Mr. Foster has more than two decades of senior leadership experience, including executive roles at Johnson Controls, Inc. and Adient plc. He is a member of the board of directors of Wabtec Corporation and holds a Bachelor of Business Administration from the University of Michigan and a Master of Business Administration from Northwestern University.

Item 7.01	Regulation FD Disclosure.

On February 12, 2026, the Company issued a press release announcing the leadership transition described above. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this item (including Exhibit 99.1) is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits. The following item is furnished with this report.

Exhibit No.	Description
99.1	Dana Incorporated Press Release dated February 12, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA INCORPORATED

	By:	/s/ Douglas H. Liedberg
Date: February 12, 2026	Name:	Douglas H. Liedberg
	Title:	Senior Vice President, Chief Legal and Human Resources Officer and Corporate Secretary